    As filed with the Securities and Exchange Commission on August 1, 2001
    ----------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): July 19, 2001

                          ARDENT COMMUNICATIONS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       000-26103                                         52-2066769
------------------------                   -----------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


     1820 North Fort Meyer Drive                           22209
        Arlington, Virginia                              (Zip Code)
(Address of Principal Executive Offices)


                                (703) 276-4200
             (Registrant's Telephone Number, Including Area Code)






      CAIS Internet, Inc. 1255 22nd Street, N.W., Washington, D.C. 20037 (Registrant's Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS.

On July 19, 2001, CAIS Internet, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On July 27, 2001, CAIS Internet, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On July 30, 2001, CAIS Internet, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 7. EXHIBITS

99.1 Press Release dated July 19, 2001.

99.2 Press Release dated July 27 2001.

99.3 Press Release dated July 30, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CAIS INTERNET, INC.

Date: August 1, 2001



                                     /s/  Andrew P. Hines
                                     ----------------------------------
                                     Andrew P. Hines
                                     Executive Vice President and Chief
                                     Financial Officer




                                 EXHIBIT 99.1

Press Release dated July 19, 2001


                                 EXHIBIT 99.2

Press Release dated July 27, 2001


                                 EXHIBIT 99.3

Press Release dated July 30, 2001